Federated Hermes High Income Bond Fund II
A Portfolio of Federated Hermes Insurance Series
PRIMARY SHARES
SERVICE SHARES

SUPPLEMENT TO SUMMARY PROSPECTUSES DATED APRIL 30, 2023
Effective September 6, 2023, Steven J. Wagner no longer serves as a portfolio manager of the above-named Fund. Accordingly, please remove all references to Mr. Wagner. Mark E. Durbiano, Senior Portfolio Manager, will continue to manage the Fund.
1. Effective September 6, 2023, Kathryn P. Glass and Randal Stuckwish will also serve as portfolio managers of the Fund. Accordingly, please add the following to the “Fund Management” sub-section under the section “Fund Summary Information”:
“Kathryn P. Glass, CFA, Portfolio Manager, has been the Fund’s portfolio manager since September of 2023.”
“Randal Stuckwish, CFA, Portfolio Manager, has been the Fund’s portfolio manager since September of 2023.”
September 6, 2023

Federated Hermes High Income Bond Fund II
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456227 (9/23)
© 2023 Federated Hermes, Inc.